UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 15, 2018

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5b Hanagar Street, Hod Hasharon, Israel	4527708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

On March 15, 2018, Wize Pharma, Inc. (the “Company”) issued a press release announcing that Dr. Joseph Tauber had joined the Company’s Scientific Advisory Board. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 15, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: March 15, 2018	By:	/s/ Or Eisenberg

Name:	Or Eisenberg
Title:	Acting Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

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